UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Hawaiian Electric Industries, Inc.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V85189-P44520 BROADRIDGE CORPORATE ISSUER SOLUTIONS HAWAIIAN ELECTRIC INDUSTRIES, INC. P.O. BOX 1342 EDGEWOOD, NY 11717 HAWAIIAN ELECTRIC INDUSTRIES, INC. 2026 Annual Meeting Vote by June 10, 2026 11:59 PM ET. For shares held in a Plan, vote by June 8, 2026 11:59 PM ET. You invested in HAWAIIAN ELECTRIC INDUSTRIES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 11, 2026. Vote Virtually at the Meeting* June 11, 2026 10:00 AM, HST Virtually at: www.virtualshareholdermeeting.com/HE2026 Get informed before you vote View the Annual Report and Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 28, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V85190-P44520 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Elect twelve Directors: Nominees: 1a. James A. Ajello For 1b. John C. Aquilino For 1c. Celeste A. Connors For 1d. Elisia K. Flores For 1e. Peggy Y. Fowler For 1f. Timothy E. Johns For 1g. Micah A. Kāne For 1h. Shelee M. T. Kimura For 1i. Mary E. Kipp For 1j. William James Scilacci, Jr. For 1k. Scott W. H. Seu For 1l. Toby B. Taniguchi For 2. Advisory vote to approve the compensation of HEI’s named executive officers. For 3. Ratification of the appointment of Deloitte & Touche LLP as HEI’s independent registered public accountant for 2026. For